UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 6, 2009

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 6, 2009, General Maritime Corporation (the “Company”) announced the pricing of its previously announced offering of $300 million aggregate principal amount of senior notes due 2017 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and in offshore transactions to non-United States persons in reliance on Regulation S under the Securities Act. The offering is expected to close on November 12, 2009, subject to satisfaction of customary closing conditions.
The Notes will have an interest rate of 12% per annum and are being issued at a price equal to 97.512% of their face value. The Notes will be senior unsecured obligations of the Company.
The Company estimates that the net proceeds from the offering will be approximately $285 million after deducting initial purchasers’ discounts and commissions and estimated offering expenses payable by the Company. The Company expects to use the net proceeds of this offering to repay outstanding borrowings under its bank credit facilities and for other general corporate purposes.
This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the notes, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The notes offered will not be registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8-K is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
All statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements.” While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, our ability to access external sources of capital, uncertainties relating to the occurrence and success of capital-raising transactions, including securities offerings and bank financings, and those set forth under the captions “Forward-Looking Statements” and “Risk Factors” of the latest Form 10-K filed with the SEC as periodically updated by subsequently filed Forms 10-Q. Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By: Name: Title:	/s/ John C. Georgiopoulos John C. Georgiopoulos Executive Vice President
Date: November 6, 2009